Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Net operating loss carryforwards	$ 64,527	$ 23,135
Depreciation	(885)	411
Accrued expenses	393	182
Non-cash share-based compensation	4,900	903
Other	26	25
Total deferred tax assets	68,961	24,656
Valuation allowance	(68,584)	(24,450)	$ (11,715)
Net deferred tax assets	$ 377	$ 206